SSgA FUNDS

SUPPLEMENT DATED JUNE 19, 2007

TO

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2006

SSgA LARGE CAP GROWTH OPPORTUNITIES FUND

Effective June 1, 2007 the name of the SSgA Large Cap Growth Opportunities Fund was changed to the SSgA Concentrated Growth Opportunities Fund.  Accordingly, all references to the SSgA Large Cap Growth Opportunities Fund are hereby replaced with the SSgA Concentrated Growth Opportunities Fund.

Shareholders are hereby notified that the first paragraph in the Statement of Additional Information section entitled “Description of Investments and Risks” is hereby amended as follows:

The SSgA Funds is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses.  Other than the SSgA Tuckerman Active REIT Fund and the SSgA Concentrated Growth Opportunities Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.  Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

As a result of the reclassification of the SSgA Concentrated Growth Opportunities Fund to a non-diversified management investment company, Investors should consider whether certain historical information in the Prospectus or Statement of Additional Information which was attributable to a diversified management investment company will continue to describe a non-diversified management investment company.

Item 4 of the “Investment Restrictions” on page 18 in the Statement of Additional Information is hereby amended such that the parenthetical disclosure at the end of such Item is stricken in its entirety and replaced with:

(not applicable to the SSgA Tuckerman Active REIT Fund or the SSgA Concentrated Growth Opportunities Fund)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE